UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

SHADES HOLDINGS, INC. (Exact name of registrant as specified in its charter)

FLORIDA (State of incorporation or organization)	27-1368114 (I.R.S. Employer Identification No.)

20711 Sterlington Drive, Land O’Lakes, Florida	34638
(Address of principal executive offices)	(Zip Code)

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Securities to be registered pursuant to Section 12(b) of the Act:  None.

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered

___________________________________________	________________________________________

___________________________________________	________________________________________

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If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  [ ]

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  [ √ ]

Securities Act registration statement file number to which this form relates: 333-168139

Securities to be registered pursuant to Section 12(g) of the Act:

COMMON STOCK, $0.0001 PAR VALUE
(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant’s Securities to be Registered.

A description of the Registrant’s common stock, par value $0.0001, to be registered pursuant to this Registration Statement on Form 8-A, is included in the Registrant’s Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission (Registration No. 333-168139) and is hereby incorporated herein by reference.

Item 2.  Exhibits.

EXHIBITS

Exhibit
3.01 (1)	Articles of Incorporation of Shades Holdings, Inc.
3.02 (1)	Bylaws of Shades Holdings, Inc.
(1) Filed as an Exhibit to Form S-1 filed with the Securities and Exchange Commission on July 16, 2010.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

SHADES HOLDINGS, INC.
Dated: October 13, 2010	By:	/s/ Sean M. Lyons
Sean M. Lyons, Chief Executive Officer
(Principal Executive Officer)